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                                                                   EXHIBIT 23.01

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-04349.

                                          Arthur Andersen LLP

Philadelphia, Pa.
March 28, 1997